SMA Relationship Trust

Prospectus Supplement

July 1, 2010

Dear Investor:

The purpose of this supplement is to update the Prospectus of the series of SMA Relationship Trust dated April 30, 2010, as follows:

Effective July 1, 2010, Phillip A. Torres was added as a portfolio manager for SMA Relationship Trust Series A.

On page 8 of the Prospectus, the following is added at the end of the section entitled "Series A—Fund Summary" under the heading "Portfolio managers":

•  Phillip A. Torres, portfolio manager of the Fund since July 2010.

On page 40 of the Prospectus, the first paragraph under the heading "Management" and the sub-heading "Portfolio management—Series A" is replaced in its entirety by the following:

Curt Custard, Andreas Koester, Jonathan Davies and Phillip Torres are the lead portfolio managers for the Fund. Messrs. Custard, Koester, Davies and Torres have access to certain members of the fixed-income and equities investment management teams, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Mr. Custard and Mr. Koester, as senior portfolio managers for the Fund, have responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team, reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Mr. Davies, as senior portfolio manager for the Fund, has responsibility for setting the currency strategies and making all currency decisions for the Fund, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Mr. Torres, as senior portfolio manager for the Fund, has responsibility for contributing to the equity and bond market positioning of the Fund, generation and analysis of new trade ideas, and portfolio construction. Information about Messrs. Custard, Koester, Davies and Torres is provided below.

Code: ZS428

In addition, the following paragraph is added as the last paragraph under the heading "Management" and the sub-heading "Portfolio management—Series A" on page 41 of the Prospectus:

Phillip Torres is Executive Director and is Head of Absolute Return Oriented Strategies in the Asset Allocation & Currency team with the Global Investment Solutions team. Mr. Torres has been at UBS Global Asset Management since 2010. Prior to joining UBS Global Asset Management, Mr. Torres was a portfolio manager at ForSix Asset Management (2009-2010) and Vara Capital Management (2005-2009). Mr. Torres has been a portfolio manager of the Fund since July 1, 2010.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION WITH YOUR PROSPECTUS DATED APRIL 30, 2010.

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SMA Relationship Trust

Statement of Additional Information Supplement

July 1, 2010

Dear Investor:

The purpose of this supplement is to update the Statement of Additional Information of the series of SMA Relationship Trust dated April 30, 2010.

1.  Mark Carver has succeeded Kai Sotorp as president of SMA Relationship Trust. As a result, the entry for Mr. Sotorp in the listing of the Trust's officers on page 49 of the Statement of Additional Information is deleted and replaced with the following:

Name, address & age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during the past 5 years
Mark E. Carver*; 46	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Code: ZS429

2.  Effective July 1, 2010, Phillip A. Torres is added as a portfolio manager for Series A. Therefore, the following information is added under the heading "Portfolio manager" on page 52 of the Statement of Additional Information:

	Registered investment companies		Other pooled investment vehicles		Other accounts
Portfolio Manager (Funds managed)	Number	Assets managed (in millions)	Number	Assets managed (in millions)	Number		Assets managed (in millions)
Phillip A. Torres(a) (Series A)	3	$31	5	$65	5	(4)	$0	(5)

(a)  Mr. Torres became a portfolio manager of the Fund on July 1, 2010. Information provided for Mr. Torres is as of May 31, 2010.

(4)  Information is as of April 30, 2010.

(5)  Accounts in this category totaled less than $1 million.

In addition, the following information is added under the heading "Portfolio manager" at the top of page 54 of the Statement of Additional Information:

Portfolio Manager/Fund	Range of shares owned
Phillip A. Torres# Series A	None

#  Information for Mr. Torres is as of May 31, 2010.

PLEASE BE SURE TO RETAIN THIS SUPPLEMENT WITH YOUR STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2010.

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